                [FORM OF] INCENTIVE STOCK OPTION AWARD AGREEMENT

                             ISSUED PURSUANT TO THE
                   JAMES RIVER GROUP, INC. 2005 INCENTIVE PLAN

         THIS OPTION AWARD AGREEMENT ("Agreement"), effective                  ,
(the "Date of Grant") represents the grant of an incentive stock option
("Option") by James River Group, Inc. (the "Company"), to
(the "Participant") pursuant to the provisions of the James River Group, Inc.
2005 Incentive Plan adopted April 28, 2005, and approved by shareholders May 26,
2005 (the "Plan"), as may be amended from time to time. The Option granted hereby is intended to be an "ISO", as such term is defined in the Plan, within the meaning of Section 422 of the Code to the maximum extent permissible under the Code. To the extent that the Option does not qualify as an ISO, the Option or the portion thereof which does not so qualify shall constitute a separate nonqualified option.

         The Plan provides a complete description of the terms and conditions governing this Option. If there is any inconsistency between the terms of this
Agreement and the terms of the Plan, the Plan's terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein, and the receipt of a copy of which the Participant hereby acknowledges by his or her signature below. The parties hereto agree as follows:

         1. GENERAL OPTION GRANT INFORMATION. The individual named above has been selected to be a Participant in the Plan and receive an incentive option grant, as specified below:

         (a)   Date of Grant:

         (b)   Number of Shares Covered by this Option:

         (c)   Option Price per share:

         (d)   Date of Expiration:

         2. GRANT OF OPTION. The Company hereby grants to the Participant an
Option to purchase the number of Shares set forth above, at the stated Option
Price per share, which is one hundred percent (100%) of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the terms and conditions of the Plan and this Agreement. The Committee has determined that the
Fair Market Value of a Share on the date of grant is equal to $         .

         3. OPTION TERM. The term of this Option begins as of the Date of Grant and continues through the Date of Expiration, unless sooner terminated in accordance with the terms of this Agreement.

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         4. VESTING PERIOD. This Option shall vest and be exercisable as follows:

         Notwithstanding the foregoing, in the event of the occurrence of a change in control of the Company (a "Change in Control"), the Option shall immediately vest. For purposes of this Agreement, a "Change in Control" shall be deemed to occur if: (i) there shall have occurred a change in control of the
Company of a nature that would be required to be reported in response to Item
6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange
Act of 1934, as amended, as in effect on the date hereof, whether or not the
Company is then subject to such reporting requirement, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the Participant or an entity of which the Participant is an executive officer, director or more than five percent equity holder is, directly or indirectly, one of the new controlling parties; or (ii) the Company has merged or consolidated with, or sold substantially all of its assets to, another company, provided, however, that the foregoing event shall not be deemed to be a Change in Control if immediately prior to such transaction the
Participant is an executive officer, director or more than five percent equity holder of the other party to the transaction or of any entity directly or indirectly controlling that party to the transaction. Notwithstanding the foregoing, in the event of a termination of the Participant's employment or directorship in such successor company within twenty-four (24) months following such Change in Control, the Option granted hereunder held by such Participant at the time of the Change in Control shall vest as of the day preceding the date of termination.

         5. EXERCISE. This Option shall not be transferable by the Participant other than by will or the laws of descent and distribution. The Participant, or the Participant's representative upon the Participant's death or disability, may exercise this Option at any time prior to the termination of the Option, subject to and as provided in Sections 3 and 8.

         6. HOW TO EXERCISE. Once vested, the Options hereby granted shall be exercised by written notice to the Company, specifying the number of Shares subject to this Option Participant desires to exercise. The Option Price of the
Options shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation)
previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the
Participant for at least six months prior to their tender to satisfy the Option
Price or have been purchased on the open market); (c) by a combination of (a)
and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise. In no event may the Option be exercised for a fraction of a share.

         Unless otherwise determined by the Committee, all cash payments under all of the methods indicated above shall be paid in United States dollars.

         7. NONTRANSFERABILITY. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and may be exercised or surrendered during Participant's lifetime only by the Participant or his or her guardian or legal representative. No assignment or transfer of the Option in violation of this Section 7, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of descent and distribution or as otherwise required by applicable law, shall vest in the assignee or transferee any interest whatsoever.

         8. TERMINATION OF OPTION.

         (a) In General. The Option, which is exercisable as provided in Section
6 above, shall terminate and be of no force or effect if the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries for any reason other than death or disability; provided, however, that under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow all, or less than all, of the vested portion of the Option not previously exercised or expired to be exercisable for a period of time to be specified by the Committee (although if it is exercised more than three months after termination of employment other than by reason of death or disability, the option will no longer be an ISO); provided, further, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in
Section 1(d), above.

         (b) Death. In the event the Participant dies while employed by the
Company or any of its Subsidiaries, the Option to the extent not previously expired or exercised shall, to the extent vested and exercisable on the date of death, be exercisable by the estate of such Participant or by any person who acquired such Option by bequest or inheritance at any time within one year after the death of the Participant, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d) above.

         (c) Disability. In the event the Participant ceases to perform services of any kind for the Company or any of its Subsidiaries due to permanent and total disability, the Participant, or his guardian or legal representative, shall have the unqualified right to exercise the vested portion of the Option, to the extent not previously exercised or expired, as of the first date of permanent and total disability (as determined in the sole discretion of the
Committee), at any time within one year after the first date of permanent and total disability, unless earlier terminated pursuant to its terms, provided, however, that in no instance may the term of the Option, as so extended, exceed the date of expiration set forth in Section 1(d), above. For purposes of this
Agreement, the term "permanent and total disability" means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, and the permanence and degree of which shall be supported by medical evidence satisfactory to the Committee. Notwithstanding anything to the contrary set forth herein, the Committee shall determine, in its sole and absolute discretion, (i) whether a Participant has ceased to perform services of any kind due to a permanent and total disability and, if so, (ii)
the first date of such permanent and total disability.

         (d) Cause. Notwithstanding anything herein to the contrary, in the event of the termination of the Participant's employment for Cause, the Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the day of such termination of employment. For the purposes of this Agreement, "Cause" shall mean (i) any act of fraud or embezzlement in respect of the Company's or its Subsidiaries' respective funds, properties or assets; (ii) conviction of the Participant of a felony under the laws of the United States or any state thereof; (iii) willful misconduct or gross negligence by the participant in connection with the performance of his or her duties to the Company or its Subsidiaries; (iv)
intentional dishonesty by the Participant in the performance of his or her duties to the Company or its Subsidiaries; (v) engagement by the Participant in the use of illegal substances or alcohol, which use has impaired the
Participant's ability, as determined by the Board of Directors of the Company, on an ongoing basis, to perform his or her duties to the Company or its
Subsidiaries; or (vi) breach by the Participant of any terms and conditions set forth in any non-competition, non-solicitation and/or non-disclosure agreement executed by the Participant. A determination of Cause shall be made by the Board of Directors of the Company.

         9. ADMINISTRATION. This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant. Any inconsistency between the Agreement and the Plan shall be resolved in favor of the Plan.

         10. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of the Option such number of Shares as shall be required for issuance or delivery upon exercise hereof.

         11. ADJUSTMENTS. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section 4.4 of the Plan.

         12. EXCLUSION FROM PENSION COMPUTATIONS. By acceptance of the grant of this Option, the Participant hereby agrees that any income or gain realized upon the receipt or exercise hereof, or upon the disposition of the Shares received upon its exercise, is special incentive compensation and shall not be taken into account, to the extent permissible under applicable law, as "wages," "salary" or
"compensation" in determining the amount of any payment under any pension, retirement, incentive, profit sharing, bonus or deferred compensation plan of the Company or any of its Subsidiaries or Affiliates.

         13. AMENDMENT. The Committee may, with the consent of the Participant, at any time or from time to time amend the terms and conditions of the Option, and may at any time or from time to time amend the terms of this Option in accordance with the Plan.

         14. NOTICES. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail,

postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 1414 Raleigh Road, Suite 415, Chapel Hill, NC 27517, or at such other address as the Company by notice to the Participant may designate in writing from time to time; and if to the Participant, at the address shown below his or her signature on this Agreement, or at such other address as the
Participant by notice to the Company may designate in writing from time to time.
Notices shall be effective upon receipt.

         15. WITHHOLDING TAXES; DISQUALIFYING DISPOSITIONS.

         (a) The Company shall have the right to withhold from a Participant, or otherwise require such Participant or assignee to pay, any Withholding Taxes arising as a result of (i) exercise of the Option, or any other taxable event occurring pursuant to the Plan or this Agreement, or (ii) a Disqualifying
Disposition (as defined below) of Shares. If the Participant shall fail to make such tax payments as are required, the Company (or its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such Withholding Taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such Withholding Taxes. In satisfaction of the requirement to pay Withholding Taxes, the Participant may make a written election which may be accepted or rejected in the discretion of the Committee (i) to have withheld a portion of any Shares or other payments then issuable to the Participant pursuant to any Award, or (ii) to tender other
Shares to the Company (either by actual delivery or attestation, in the sole discretion of the Committee, provided that, except as otherwise determined by the Committee, the Shares that are tendered must have been held by the
Participant for at least six (6) months prior to their tender to satisfy the
Option Price or have been purchased on the open market), in either case having an aggregate Fair Market Value equal to the Withholding Taxes.

         (b) Participant agrees to notify the Company in writing immediately after such Participant makes a "Disqualifying Disposition" of any Shares acquired pursuant to the exercise of the Option. A "Disqualifying Disposition"
is any disposition (including any sale) of such shares before the later of (i)
two years after the date the Participant was granted the Option, or (ii) one year after the date the Participant acquired Shares by exercising the Option. If the Participant has died before such shares are disposed of, these holding period requirements do not apply.

         16. REGISTRATION; LEGEND. The Company may postpone the issuance and delivery of Shares upon any exercise of this Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the
Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Participant shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.

         The Company may cause the following or a similar legend to be set forth on each certificate representing Shares or any other security issued or issuable upon exercise of this Option unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR
SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR PURSUANT
TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS
ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.

         17. MISCELLANEOUS.

         (a) This Agreement shall not confer upon the Participant any right to continuation of employment by the Company or any of its Subsidiaries, nor shall this Agreement interfere in any way with the Company's or any of its
Subsidiaries' right to terminate, retire or request the termination of the
Participant at any time.

         (b) The Participant shall have no rights as a stockholder of the
Company with respect to the Shares subject to this Option Agreement until such time as the purchase price has been paid, and the Shares have been issued and delivered to the Participant.

         (c) With the approval of the Board, and if necessary, the shareholders, the Committee may terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant's rights under this Agreement.

         (d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         (e) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law which might otherwise apply.

         (f) All obligations of the Company under the Plan and this Agreement, with respect to the Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         (g) The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

         (h) By accepting this Award or other benefit under the Plan, the
Participant and each person claiming under or through the Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the
Committee.

         (i) The Participant, every person claiming under or through the
Participant, and the Company hereby waives to the fullest extent permitted by applicable law any right to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with the Plan or this Award Agreement issued pursuant to the Plan.

         18. EXCULPATION. This Option and all documents, agreements, understandings and arrangements relating hereto have been executed by the undersigned in his/her capacity as an officer of the Company, and not individually, and neither the Directors, officers or shareholders of the Company nor of any Subsidiary of the Company shall be bound or have any personal liability hereunder. Each party hereto shall look solely to the assets of the
Company for satisfaction of any liability of the Company in respect of the
Option and all documents, agreements, understanding and arrangements relating hereto and will not seek recourse or commence any action against any of the
Directors, officers or shareholders of the Company or of any Subsidiary of the
Company, or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                     JAMES RIVER GROUP, INC.

                                     By:
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                                     Name:
                                     Title:

ACCEPTED:

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Participant

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Address

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City, State, Zip Code

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